Exhibit 99.1
    For more information contact:
    Kevin Kim  Cassandra Mauel
    Investor Contact  Media Contact
    kevin.kim@sysco.com  cassandra.mauel@sysco.com
    T 281-584-1219  T 281-584-1390
SYSCO ANNOUNCES STRATEGIC BOARD APPOINTMENTS AND AI
TRANSFORMATION INITIATIVES INTENDED TO ACCELERATE GROWTH, LONG-
TERM VALUE CREATION
Appoints Two New Directors with Expertise in AI, Innovation, Supply Chain Management,
Foodservice Distribution
Enhances Board Governance to Accelerate Innovation and Oversee Execution of AI
Transformation Initiatives
Building on the Strong, Positive Momentum in its Core Business, Sysco Reiterates its
Commitment to Realizing AI-Driven Efficiencies
HOUSTON, August 20, 2026 -- Sysco Corporation (NYSE:SYY), the global leader in foodservice distribution, today announced a series of strategic business and corporate governance initiatives, including two new appointments to its Board of Directors, designed to accelerate its enterprise-wide artificial intelligence (AI) transformation, enhance operational performance, and drive long-term shareholder value.
Building on strong momentum and operating performance across its business, Sysco recently announced fiscal 2027 guidance of 6% to 7% revenue growth and 9% to 11%
adjusted earnings per share growth, on a 53-week basis, announced on August 4, 2026. At the midpoint, projected earnings growth is at the high end of the Company's long-term financial targets. Included in the outlook is a $100 million cost-savings program enabled by
AI-driven process improvements, automation initiatives, and operating efficiencies.  These initiatives are expected to continue enhancing customer service, improving productivity across the organization, and expanding operating margins.
"Sysco is uniquely positioned to leverage artificial intelligence to further strengthen our industry leadership, enhance customer service, and improve operating performance," said
Kevin Hourican, Chair of the Board and Chief Executive Officer. "We are making deliberate investments in technology, governance, and talent to accelerate our AI transformation and unlock value for our shareholders.”
Adding New Talent to the Board with Artificial Intelligence and Industry Expertise
Sysco today announced the election of two new directors, Jason Murray and Tom Ondrof, effective September 1, 2026. As part of its annual governance process and informed by feedback received during the Company’s annual shareholder engagement process, the
Board conducted a robust director search and selected two accomplished executives whose experience will further strengthen the Board's capabilities in AI, technology innovation, foodservice distribution, and supply chain management.  With the addition of the two directors, Sysco increased its Board size to 13 directors, effective September 1, 2026.
Jason Murray, Co-Founder and Chief Executive Officer of Shipium Corp., brings nearly three decades of leadership experience spanning technology, e-commerce, logistics, fulfillment, and supply chain optimization. During his 19-year tenure at Amazon, Mr. Murray served in leadership positions of increasing responsibility, ultimately holding Vice President roles overseeing supply chain optimization technology as well as retail systems and services.  When data science emerged as a viable transformation agent to supply chains, he spearheaded development and deployment of Amazon’s core supply chain data science technology.  As founder and CEO of Shipium, he has helped leading retailers and distribution businesses leverage AI, automation, and advanced fulfillment technologies to improve customer experience and operational performance.
Mr. Murray will serve on Sysco's Artificial Intelligence Transformation & Technology
Committee.
Thomas “Tom” Ondrof, former Executive Vice President and Chief Financial Officer of
Aramark Corporation, brings more than 30 years of executive leadership experience across the foodservice distribution and business services industries. Throughout his leadership roles at Aramark, Performance Food Group, and Compass Group, Mr. Ondrof developed deep expertise in finance, capital allocation, strategic planning, mergers and acquisitions, investor relations, and enterprise risk management. He has led large-scale financial and operational organizations, overseen significant acquisition and integration activities, and driven transformational business initiatives across complex organizations.
Mr. Ondrof will serve on Sysco's Audit Committee.
Strengthening Board Oversight of Artificial Intelligence
Sysco's Board of Directors has also approved the evolution of its Technology Committee into the Artificial Intelligence Transformation & Technology Committee. This Committee has
begun meeting monthly with management to accelerate the adoption of AI-enabled capabilities and ensure effective execution of the Company's enterprise AI transformation agenda. The Committee will continue overseeing technology strategy.
"We are thrilled to welcome Jason and Tom to our Board. Jason brings exceptional experience leading technology-driven supply chain innovation and AI-enabled transformation at scale, while Tom offers deep foodservice expertise and a distinguished track record of financial leadership. Together, they will strengthen our Board as we execute against our long-term growth and profitability objectives," added Hourican.
Continuing Collaboration with Shareholders, Including the D. E. Shaw Group
Sysco maintains an ongoing dialogue with shareholders as part of its commitment to strong corporate governance and long-term value creation, regularly soliciting feedback to enhance shareholder value. Sysco has benefitted from its long-standing relationship with the D. E. Shaw group, which has been an investor in the Company for more than a decade.
The firm has supported Sysco's efforts to accelerate AI-driven transformation by facilitating introductions to leading technology providers, industry experts, and highly qualified director candidates.
The firm has expressed confidence in Sysco's strategy, including the value creation opportunities associated with the Company's pending acquisition of Jetro Restaurant Depot
(“JRD”). In support of the JRD acquisition, the D. E. Shaw group currently expects to be a participant in the capital raise for the upcoming transaction.
"We value the perspectives we receive from our shareholders and appreciate the D. E.
Shaw group's continued confidence in Sysco as we advance our transformation strategy,"
said Hourican. "Their engagement has helped us broaden our access to leading technology capabilities and strategic perspectives that are accelerating our ability to deploy practical AI solutions across the enterprise and deliver meaningful operational improvements."
“Today's changes, combined with Sysco's strong market position and attractive business model, position the Company to create sustainable value through AI-driven transformation," said Michael O'Mary, Managing Director at D. E. Shaw & Co., L.P. "We are
encouraged by Sysco's increased focus on AI-enabled operational improvement and by the addition of two highly qualified directors. Messrs. Murray and Ondrof bring expertise well-
suited to help the management team, Board, and AI Transformation & Technology
Committee capitalize on the opportunity to deploy AI across Sysco's business. As long-term shareholders, we are excited to partner with Sysco in support of its AI transformation and confident in the value creation opportunities ahead, including the Restaurant Depot acquisition.”
About Sysco
Sysco is the global leader in selling, marketing and distributing food and related products to customers who prepare meals away from home. This includes restaurants, healthcare and educational facilities, lodging establishments, entertainment venues, and more. Sysco operates 333 distribution centers, in 10 countries, with 75,000 colleagues serving approximately 670,000 customer locations. The company generated sales of more than $84 billion in fiscal year 2026 that ended June 27, 2026.
As the world’s largest food-away-from-home distributor, Sysco offers customized supply chain solutions, bespoke specialty product offerings, and culinary support to drive customers to innovate and optimize their operations. We act as a trusted business partner to our customers, helping them grow through our industry-leading portfolio that includes fresh produce, premium proteins, specialty products, sustainably focused items, equipment and supplies, and innovative culinary solutions.
For more information, visit www.sysco.com. For important news and key information for
Sysco investors, visit the Investor Relations section of the company’s website at
investors.sysco.com.
Forward-Looking Statements
Statements made in this press release include statements that are forward-looking or that express management’s beliefs, expectations or hopes and are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements about our future financial performance and results, business strategy, plans, goals and objectives, including the potential benefits of cost-
savings driven by AI and the potential benefits of the JRD Acquisition. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions, including those outside of Sysco’s control. Risks and uncertainties include without limitation: the impact of geopolitical, economic and market conditions and developments, including changes in global trade policies and tariffs and foreign conflicts; risks related to our business initiatives; periods of significant or prolonged inflation or deflation and their impact on our product costs, volume, foot traffic, and profitability generally; risks related to our efforts to implement our transformation initiatives and meet our other long-term strategic objectives;
risks of interruption of supplies and increase in product costs; risks related to changes in consumer eating habits; and impact of natural disasters or adverse weather conditions, public health crises, adverse publicity or lack of confidence in our products, and product liability claims as well as risks and uncertainties associated with our proposed transaction with JRD, including but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of either or both parties to terminate the merger agreement; the risk that regulatory approvals may not be obtained or other closing conditions may not be satisfied in a timely manner or at all, as well as the risk that regulatory approvals are obtained subject to conditions that are not anticipated; the risk of other delays in closing the transaction; the possibility that any of the anticipated benefits and projected synergies of the transaction will not be realized or will not be realized within the expected time period; and the risk that the proposed transaction and its announcement could have an adverse effect on the market price of the common stock of Sysco. Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements. Therefore, you should not place undue reliance on any of the forward-looking statements contained herein. For more information on these risks and other concerning factors that could cause actual results to differ from those expressed or forecasted, see our
Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the
SEC. We do not undertake to update our forward-looking statements, except as required by applicable law.
SYY-INVESTORS